Exhibit 10.63

PURCHASE AGREEMENT

This PURCHASE AGREEMENT (this “Agreement”) is made and entered into effectively as of October 12, 2022 (the “Effective Date”), by and among Darkpulse, Inc. (the “Acquirer”), GLADSTONE ACQUISITION CORP., a Delaware corporation (“SPAC”), and GLADSTONE SPONSOR, LLC (“Sponsor”) (each a “Party” and, collectively, the “Parties”).

Whereas, SPAC is a Special Purpose Acquisition Company that closed on its initial public offering on August 9, 2021, with 15 months to complete an initial business combination or, 18 months if the Sponsor deposits an additional $1,150,000 in trust;

Whereas, as of the date of this Agreement, SPAC has not completed or announced a business combination;

Whereas, Sponsor owns 2,623,120 shares of Class B Common Stock and 4,298,496 Private Placement Warrants, each of which is exercisable to purchase one share of Class A Common Stock of SPAC (collectively, the “SPAC Securities”); and

Whereas, in accordance with the terms and conditions of this Agreement, Acquirer will purchase all of the SPAC Securities from Sponsor for a total purchase price of One Million Five Hundred Thousand Dollars ($1,500,000) (the “Purchase Price”).

Now, Therefore, in consideration of the premises set forth above, which are incorporated in this Agreement as if fully set forth below, and the representations, warranties, covenants and agreement contained in this Agreement, and intending to be legally bound hereby, the Parties hereby agree as follows:

1. Purchase and Sale.

(a) At the Closing: (i) Acquirer shall pay the Purchase Price to Sponsor by wire transfer of immediately available funds pursuant to the wiring instructions separately provided by Sponsor; (ii) Sponsor shall transfer, deliver, and assign the SPAC Securities to Acquirer, free and clear of any and all liens and encumbrances; and (iii) SPAC shall record such transfer.

(b) The closing of the transactions contemplated herein (the “Closing”) shall take place on October 12, 2022, or on such earlier date as the Parties agree in writing.

2. Assumption of Obligations. In addition to the payment of the Purchase Price, Acquirer shall also assume the following obligations: (i) responsibility for all of SPAC’s public company reporting obligations, (ii) payment of the Extension Payment (defined below), at the discretion of Acquirer, and (iii) all other obligations and liabilities of Sponsor related to the SPAC. As used herein, “Extension Payment” means the extension payment described in the Prospectus dated August 4, 2021 relating to the initial public offering of the SPAC, in an amount equal to $0.10 per share (currently $1,049,028) that will become due on November 8, 2022. It being understood and agreed that in the event Acquirer believes it will be unable to complete a business combination, it will be under no obligation to fund the Extension Payment.

3. Management; Name Change. SPAC acknowledges and agrees that Acquirer shall have the right to replace SPAC’s current directors and officers with any such directors and officers as Acquirer may select in its sole discretion. Accordingly, in connection with the Closing, the existing directors and officers of SPAC shall resign from their respective positions. Additionally, Acquirer shall promptly following the Closing file a formal public vehicle name change on behalf of SPAC, and SPAC shall reasonably cooperate with Acquirer in connection therewith.

4. Liabilities. SPAC confirms to Acquirer that as of the date of this Agreement, its unaudited balance sheet, including the amounts owed from or due to (broken down by entity), was as set forth on Exhibit A to this Agreement. Sponsor represents that the SPAC Securities represent all the of the outstanding securities of SPAC held by Sponsor.

5. Limitation on Transfer. Acquirer acknowledges and agrees that the SPAC Securities are subject to the limitations on transfer set forth in Section 11 of this Agreement.

6. Title. Sponsor represents and warrants to Acquirer that Sponsor has good and marketable title to the SPAC Securities free and clear of all liens and encumbrances and that, upon updating the records of ownership, Acquirer will have good and marketable title to the SPAC Securities.

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7. Representations and Warranties. Each Party hereby represents and warrants to each other Party as of the Effective Date and as of the Closing that:

(a) such Party has the power and authority to execute and deliver this Agreement and to carry out its obligations hereunder;

(b) the execution, delivery and performance by the Party of this Agreement and the consummation of the transfer have been duly authorized by all necessary action on the part of the relevant Party, and no further approval or authorization is required on the part of such Party;

(c) this Agreement will be valid and binding on each Party and enforceable against such Party in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent transfer or conveyance, moratorium or similar laws affecting the enforcement of creditors rights generally and general equitable principles, regardless of whether such enforceability is considered in a proceeding at law or in equity; and

(d) SPAC and Sponsor have received all third-party consents to the transfer of the SPAC Securities and such consents have been shared with Acquirer.

8. Acquirer Representations and Warranties. The Acquirer hereby represents and warrants to the Sponsor that as of the Effective Date and as of the Closing that:

(a) Acquirer has been duly formed or incorporated and is validly existing in good standing under the laws of its jurisdiction of incorporation or formation, with the requisite entity power and authority to enter into, deliver and perform its obligations under this Agreement;

(b) This Agreement has been duly authorized, executed and delivered by Acquirer. This Agreement is enforceable against Acquirer in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity;

(c) The execution and delivery by Acquirer of this Agreement, and the performance by Acquirer of its obligations under this Agreement, including the purchase of the SPAC Securities and the consummation of the other transactions contemplated herein, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Acquirer pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Acquirer is a party or by which Acquirer is bound or to which any of the property or assets of Acquirer is subject; (ii) the organizational documents of Acquirer; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Acquirer or any of Acquirer’s properties that, in the case of clauses (i) and (iii), would reasonably be expected to have a material adverse effect on the legal authority of Acquirer to comply in all material respects with the terms of this Agreement;

(d) Acquirer, or each of the funds managed by or affiliated with Acquirer for which Acquirer is acting as nominee, as applicable, (i) is an institutional “accredited investor” (within the meaning of Rule 501(a) under the Securities Act), in each case, satisfying the applicable requirements set forth on Exhibit B, (ii) is acquiring the SPAC Securities only for its own account and not for the account of others and Acquirer has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account, and (iii) is not acquiring the SPAC Securities with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act. Acquirer has not taken any of the actions set forth in, and is not subject to, the disqualification provisions of Rule 506(d)(1) of the Securities Act. Acquirer has completed Exhibit B following the signature page hereto and the information contained therein is accurate and complete. Acquirer is not an entity formed for the specific purpose of acquiring the SPAC Securities;

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(e) Acquirer understands that the SPAC Securities are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the SPAC Securities have not been registered under the Securities Act. Acquirer understands that the SPAC Securities may not be resold, transferred, pledged or otherwise disposed of by Acquirer absent an effective registration statement under the Securities Act, except (i) to the SPAC or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act, (iii) pursuant to Rule 144 under the Securities Act, provided that all of the applicable conditions thereof have been met or (iv) pursuant to another applicable exemption from the registration requirements of the Securities Act, and that any certificates or book-entry records representing the SPAC Securities shall contain a legend to such effect. Acquirer acknowledges that the SPAC Securities will not be eligible for resale pursuant to Rule 144A promulgated under the Securities Act. Acquirer understands and agrees that it may be required to bear the financial risk of an investment in the SPAC Securities for an indefinite period of time. Acquirer understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the SPAC Securities;

(f) Acquirer understands and agrees that Acquirer is purchasing the SPAC Securities directly from the Sponsor. Acquirer further acknowledges that there have been no representations, warranties, covenants and agreements made to Acquirer by the Sponsor or any of its officers or directors, the SPAC or any of its officers, employees or representatives (together, the “Agents”), or any of its officers, employees or representatives, expressly or by implication, other than those representations, warranties, covenants and agreements included in this Agreement;

(g) Acquirer’s acquisition and holding of the SPAC Securities will not constitute or result in a non-exempt prohibited transaction under section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or any applicable similar law;

(h) In making its decision to purchase the SPAC Securities, Acquirer represents that it has relied solely upon its own independent investigation. Without limiting the generality of the foregoing, Acquirer has not relied on any statements or other information provided by the Agents or any of their respective Affiliates, or any of their respective officers, directors, employees or representatives concerning the Sponsor or the SPAC Securities or the offer and sale of the SPAC Securities. Acquirer acknowledges and agrees that Acquirer has received such information as Acquirer deems necessary in order to make an investment decision with respect to the SPAC Securities, including with respect to the SPAC and the Transaction. Acquirer represents and agrees that Acquirer and Acquirer’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information as Acquirer and such Acquirer’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the SPAC Securities. Acquirer has been furnished with all materials that it considers relevant to an investment in the SPAC Securities, has had a full opportunity to ask questions of and receive answers from the SPAC or any person or persons acting on behalf of the SPAC concerning the terms and conditions of the offering of the SPAC Securities to Acquirer; and that Acquirer is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, including, without limitation, the Agents, except for the statements, representations and warranties contained in this Agreement;

(i) Acquirer became aware of this offering of the SPAC Securities solely by means of direct contact between Acquirer and the Sponsor or one of the Agents, and the SPAC Securities were offered to Acquirer solely by direct contact between Acquirer and the Sponsor or one of the Agents. Acquirer did not become aware of this offering of the SPAC Securities, nor were the SPAC Securities offered to Acquirer, by any other means. Acquirer acknowledges that the Sponsor represents and warrants that the SPAC Securities (i) were not offered to Acquirer by any form of general solicitation or general advertising and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws;

(j) Acquirer acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the SPAC Securities. Acquirer has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the SPAC Securities, and Acquirer has sought such accounting, legal and tax advice as Acquirer has considered necessary to make an informed investment decision;

(k) Acquirer acknowledges and agrees that neither of the Agents nor any Affiliate of either of the Agents (or any officer, director, employee or representative of any of the Agents or any Affiliate thereof) has provided Acquirer with any information or advice with respect to the SPAC Securities nor is such information or advice necessary or desired. Acquirer acknowledges that the Agents, any Affiliate of either of the Agents (or any officer, director, employee or representative of either of the Agents or any Affiliate thereof) (i) have not made any representation as to the SPAC or the quality of the SPAC Securities, (ii) may have acquired non-public information with respect to the SPAC which Acquirer agrees need not be provided to it, (iii) have made no independent investigation with respect to the SPAC or the SPAC Securities or the accuracy, completeness or adequacy of any information supplied to Acquirer by the Sponsor, (iv) have not acted as Acquirer’s financial advisor or fiduciary in connection with the issue and purchase of the SPAC Securities and (v) have not prepared a disclosure or offering document in connection with the offer and sale of the SPAC Securities;

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(l) Alone, or together with any professional advisor(s), Acquirer represents and acknowledges that Acquirer has adequately analyzed and fully considered the risks of an investment in the SPAC Securities and determined that the SPAC Securities are a suitable investment for Acquirer and that Acquirer is able at this time and in the foreseeable future to bear the economic risk of a total loss of Acquirer’s investment in the SPAC. Acquirer acknowledges specifically that a possibility of total loss exists;

(m) Acquirer understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the SPAC Securities or made any findings or determination as to the fairness of an investment in the SPAC Securities;

(n) Acquirer is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons, the Executive Order 13599 List, the Foreign Sanctions Evaders List, or the Sectoral Sanctions Identification List, each of which is administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) (collectively “OFAC Lists”), (ii) owned or controlled by, or acting on behalf of, a person, that is named on an OFAC List, (iii) organized, incorporated, established, located, resident or born in, or a citizen, national, or the government, including any political subdivision, agency, or instrumentality thereof, of, Iran, Cuba, North Korea, Syria, the Crimea Region of the Ukraine, the Donetsk People’s Republic, the Luhansk People’s Republic,, or any other country or territory embargoed or subject to substantial trade restrictions by the United States, (iv) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (v) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank (collectively, a “Prohibited Investor”). Acquirer represents that if it is a financial institution subject to the Bank Secrecy Act (31 U.S.C. section 5311 et seq.) (the “BSA”), as amended by the USA PATRIOT Act of 2001 (the “PATRIOT Act”), and its implementing regulations (collectively, the “BSA/PATRIOT Act”), Acquirer maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. Acquirer also represents that, to the extent required, it maintains policies and procedures reasonably designed to ensure compliance with OFAC-administered sanctions programs, including for the screening of its investors against the OFAC Lists. Acquirer further represents and warrants that, to the extent required, it maintains policies and procedures reasonably designed to ensure that the funds held by Acquirer and used to purchase the SPAC Securities were legally derived;

(o) If Acquirer is an employee benefit plan that is subject to Title I of ERISA, a plan, an individual retirement account or other arrangement that is subject to section 4975 of the Code or an employee benefit plan that is a governmental plan (as defined in section 3(32) of ERISA), a church plan (as defined in section 3(33) of ERISA), a non-U.S. plan (as described in section 4(b)(4) of ERISA) or other plan that is not subject to the foregoing but may be subject to provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code, or an entity whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement (each, a “Plan”) subject to the fiduciary or prohibited transaction provisions of ERISA or section 4975 of the Code, Acquirer represents and warrants that (i) to its knowledge, neither Sponsor, nor any of its respective Affiliates that the Sponsor has disclosed to Acquirer for purposes of determining compliance with this section (the “Transaction Parties”) has acted as the Plan’s fiduciary, or has been relied on for advice, with respect to its decision to acquire and hold the SPAC Securities, and none of the Transaction Parties shall at any time be relied upon as the Plan’s fiduciary with respect to any decision to acquire, continue to hold or transfer the SPAC Securities; (ii) the decision to invest in the SPAC Securities has been made at the recommendation or direction of an “independent fiduciary” (“Independent Fiduciary”) within the meaning of US Code of Federal Regulations 29 C.F.R. section 2510.3 21(c), as amended from time to time (the “Fiduciary Rule”) who is (A) independent of the Transaction Parties; (B) is capable of evaluating investment risks independently, both in general and with respect to particular transactions and investment strategies (within the meaning of the Fiduciary Rule); (C) is a fiduciary (under ERISA and/or section 4975 of the Code) with respect to Acquirer’s investment in the SPAC Securities and is responsible for exercising independent judgment in evaluating the investment in the SPAC Securities; and (D) is aware of and acknowledges that (I) none of the Transaction Parties is undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the purchaser’s or transferee’s investment in the SPAC Securities, and (II) the Transaction Parties have a financial interest in the purchaser’s investment in the SPAC Securities on account of the fees and other remuneration they expect to receive in connection with transactions contemplated hereunder; and

(p) Acquirer will have at the Closing sufficient funds to pay the Purchase Price.

9. Further Assurances. The Parties hereto agree (a) to furnish upon request to each other such further information, (b) to execute and deliver to each other such other documents, and (c) to do such other acts and things, all as the other Party to this Agreement may reasonably request, for the purpose of carrying out the intent of this Agreement.

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10. Survival. The representations, warranties, covenants and agreements made in this Agreement shall survive any investigation made by any party hereto and the closing of the transactions contemplated hereby.

11. Indemnification. Acquirer and SPAC jointly and severally agree to indemnify, defend and hold harmless Sponsor, its affiliates, and their respective successors, officers, directors, employees and assigns, from and against any and all actions, causes of action, claims, demands, costs, liabilities, expenses (including reasonable attorneys' fees and disbursements) and damages (collectively, “Losses”) arising out of or in connection with any act or omission of Sponsor taken in good faith related to the formation of SPAC, the ownership of the SPAC Securities, the search for a target for a business combination with the SPAC and the business operations of the SPAC, as well as any services rendered in connection with the foregoing. This section does not apply to any Losses solely attributable to gross negligence or intentional misconduct of Sponsor as determined by a court of competent jurisdiction in a final non-appealable order.

12. Acknowledgements. Each Party acknowledges and agrees that the transfer has not been registered under the Securities Act or under any state securities laws and Acquirer represents that it:

(a) is acquiring the SPAC Securities pursuant to an exemption from registration under the Securities Act with no present intention to distribute them to any person in violation of the Securities Act or any applicable U.S. state securities laws;

(b) will not sell or otherwise dispose of any of the SPAC Securities, except in compliance with the registration requirements or exemption provisions of the Securities Act and any applicable U.S. state securities laws and in accordance with any limitations set forth in any agreements described in the Prospectus dated August 4, 2021 relating to the initial public offering of the SPAC;

(c) has such knowledge and experience in financial and business matters and in investments of this type that it is capable of evaluating the merits and risks of the SPAC Securities and of making an informed investment decision, and has conducted a review of the business and affairs of SPAC that it considers sufficient and reasonable for purposes of making the transfer;

(d) is an “accredited investor” (as defined by Rule 501 of the Securities Act);

(e) that the SPAC Securities (i) were not offered to Acquirer by any form of general solicitation or general advertising and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

13. Severability. In case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such provision(s) had never been contained herein, provided that such provision(s) shall be curtailed, limited or eliminated only to the extent necessary to remove the invalidity, illegality or unenforceability in the jurisdiction where such provisions have been held to be invalid, illegal, or unenforceable.

14. Titles and Headings. The titles and section headings in this Agreement are included strictly for convenience purposes.

15. No Waiver. It is understood and agreed that no failure or delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege hereunder.

16. Governing Law; Submission to Jurisdiction. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to its conflicts of laws rules. Each Party (a) irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware or, to the extent such court does not have subject matter jurisdiction, the United States District Court for the District of Delaware (collectively, the “Courts”), for purposes of any action, suit or other proceeding arising out of this Agreement; and (b) agrees not to raise any objection at any time to the laying or maintaining of the venue of any such action, suit or proceeding in any of the Courts, irrevocably waives any claim that such action, suit or other proceeding has been brought in an inconvenient forum and further irrevocably waives the right to object, with respect to such action, suit or other proceeding, that such Court does not have any jurisdiction over such Party. Any Party may serve any process required by such Courts by way of notice.

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17. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY (A) CERTIFIES THAT NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SEEK TO ENFORCE THAT FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

18. Entire Agreement. This Agreement contains the entire agreement between the Parties and supersedes any previous understandings, commitments or agreements, oral or written, with respect to the subject matter hereof. No modification of this Agreement or waiver of the terms and conditions hereof shall be binding upon either Party, unless mutually approved in writing.

19. Counterparts. This Agreement may be executed in counterparts (delivered by email or other means of electronic transmission), each of which shall be deemed an original and which, when taken together, shall constitute one and the same document.

20. Notices. All notices, consents, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered (i) in person, (ii) by email or other electronic means, with affirmative confirmation of receipt, (iii) one business day after being sent, if sent by reputable, nationally recognized overnight courier service or (iv) three (3) business days after being mailed, if sent by registered or certified mail, pre-paid and return receipt requested, in each case to the applicable Party at the following addresses (or at such other address for a Party as shall be specified by like notice.

If to Acquirer:	Darkpulse, Inc.

815 Walker Street, Ste. 1155

Houston, TX 77002

Attn: Dennis O’Leary, CEO

Email: doleary@darkpulse.com

With a copy to:	The Basile Law Firm P.C.

Attn: Mark R. Basile, Esq.

390 N. Broadway, Ste. 140

Jericho, New York 11753

Email: mark@thebasilelawfirm.com

If to SPAC:	Gladstone Acquisition Corp.

1521 Westbranch Drive, Suite 100

McLean, Virginia 22102

Attn: David Gladstone

Email: davidgladstone@gladstonecompanies.com

With a copy to:	Cooley LLP

1299 Pennsylvania Ave. NW

Suite 700

Washington, D.C. 20004

Attn: Dan Peale/Peter Byrne

Email: dpeale@cooley.com/pbyrne@cooley.com

If to Sponsor:	Gladstone Sponsor, LLC

1521 Westbranch Drive, Suite 100

McLean, Virginia 22102

Attn: David Gladstone

Email: davidgladstone@gladstonecompanies.com

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With a copy to:	Cooley LLP

1299 Pennsylvania Ave. NW

Suite 700

Washington, D.C. 20004

Attn: Dan Peale/Peter Byrne

Email: dpeale@cooley.com/pbyrne@cooley.com

21. Binding Effect; Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of the other Parties, and any assignment without such consent shall be null and void; provided that no such assignment shall relieve the assigning Party of its obligations hereunder.

22. Third Parties. Nothing contained in this Agreement or in any instrument or document executed by any party in connection with the transactions contemplated hereby shall create any rights in or be deemed to have been executed for the benefit of, any person or entity that is not a Party hereto or thereto or a successor or permitted assign of such a Party.

23. Specific Performance. Each Party acknowledges that the rights of each Party to consummate the transactions contemplated hereby are unique, recognizes and affirms that in the event of a breach of this Agreement by any Party, money damages may be inadequate and the non-breaching Parties may have not adequate remedy at law, and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by an applicable Party in accordance with their specific terms or were otherwise breached. Accordingly, each Party shall be entitled to seek an injunction or restraining order to prevent breaches of this Agreement and to seek to enforce specifically the terms and provisions hereof, without the requirement to post any bond or other security or to prove that money damages would be inadequate, this being in addition to any other right or remedy to which such Party may be entitled under this Agreement, at law or in equity.

[Remainder of Page intentionally Left Blank; Signature Page Follows]

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In Witness Whereof, the Parties have caused this Agreement to be duly executed and delivered, all as of the Effective Date.

ACQUIRER:

Darkpulse, Inc.

By: /s/ Dennis O’Leary

Name: Dennis O’Leary

Title: Chief Executive Officer

SPAC:

GLADSTONE ACQUISITION CORP.

By: /s/ Michael LiCalsi

Name: Michael LiCalsi

Title: Secretary

SPONSOR:

GLADSTONE SPONSOR, LLC

By: /s/ Michael LiCalsi

Name: Michael LiCalsi

Title: Secretary

[SIGNATURE PAGE TO PURCHASE AGREEMENT]

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EXHIBIT A

SPAC BALANCE SHEET

[See attached]

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Gladstone Acquisition Corp
Balance Sheet
9/30/2022

		30-Sep-22
Assets		
Cash	$	23,519
Prepaid expenses		152,361
Deferred Offering Costs		-
Total Current Assets		175,880
Prepaid expenses - non-current portion		-
Cash held in trust account		107,240,343
Total assets	$	107,416,223
Liabilities and Stockholders' Equity		
Accounts payable and accrued expenses	$	40,774
Due to related party		13,162
Private placement proceeds received in advance		
Promissory Note - Related Party		-
Total current liabilities		53,936
Deferred underwriting discount		3,672,368
Total liabilities		3,726,304
Commitments		
Class A Common Stock subject to possible redemption, xxx shares at redemption value at xx xx, 2022		107,128,918
Stockholders' Equity:		
Preferred stock, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding		-
Class A Common Stock, $0.0001 par value; 200,000,000 shares authorized; 209,850 issued and outstanding(1)		21
Class B Common Stock, $0.0001 par value; 20,000,000 share authorized; 2,623,120 and none issued and outstanding, respectively		263
Additional paid-in capital		-
Accumulated deficit		(3,439,283)
Total Stockholders' equity		(3,438,999)
Total Liabilities and Stockholders' Equity	$	107,416,223

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EXHIBIT B

ELIGIBILITY REPRESENTATIONS OF DARKPULSE, INC.

This Schedule must be completed by DarkPulse, Inc. and forms a part of the Purchase Agreement to which it is attached. Capitalized terms used and not otherwise defined in this Schedule have the meanings given to them in the Purchase Agreement. DarkPulse, Inc. must check the applicable box in either Part A below and the applicable box in Part B below.

A.	ACCREDITED INVESTOR STATUS (Please check the applicable box)

DarkPulse, Inc. is an institutional “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) and has checked below the box(es) for the applicable provision under which DarkPulse, Inc. qualifies as such:

☑	DarkPulse, Inc. is an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, a corporation, Massachusetts or similar business trust, or partnership that was not formed for the specific purpose of acquiring the securities of the SPAC being offered in this offering, with total assets in excess of $5,000,000.

☐	DarkPulse, Inc is a “private business development company” as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

☐	DarkPulse, Inc is a “bank” as defined in Section 3(a)(2) of the Securities Act.

☐	DarkPulse, Inc is a “savings and loan association” or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity.

☐	DarkPulse, Inc is a broker or dealer registered pursuant to Section 15 of the Exchange Act.

☐	DarkPulse, Inc is an “insurance company” as defined in Section 2(a)(13) of the Securities Act.

☐	DarkPulse, Inc is an investment company registered under the Investment Company Act of 1940.

☐	DarkPulse, Inc is a “business development company” as defined in Section 2(a)(48) of the Investment Company Act of 1940.

☐	DarkPulse, Inc is a “Small Business Investment Company” licensed by the U.S. Small Business Administration under either Section 301(c) or (d) of the Small Business Investment Act of 1958.

☐	DarkPulse, Inc is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, and such plan has total assets in excess of $5,000,000.

☐	DarkPulse, Inc is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is one of the following.
☐ A bank;
☐ A savings and loan association;
☐ A insurance company; or
☐ A registered investment adviser.

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☐	DarkPulse, Inc is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 with total assets in excess of $5,000,000.

☐	DarkPulse, Inc is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 that is a self-directed plan with investment decisions made solely by persons that are accredited investors.

☐	DarkPulse, Inc is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered by the SPAC in this offering, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Securities Act.

*** AND ***

B.	AFFILIATE
(Please check the applicable box)

DarkPulse, Inc:

☐	is:
☑	is not:

an “affiliate” (as defined in Rule 144 under the Securities Act) of the SPAC or acting on behalf of an affiliate of the SPAC.

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